                             POWER OF ATTORNEY FOR

                       REGISTRATION STATEMENT ON FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Robert F. X. Sillerman and Howard J. Tytel or either of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in the capacities stated below, in connection with the Registration Statement on Form S-4 (the "Registration Statement"), under the Securities Act of 1933, as amended (the"Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Director of:                           SFX Entertainment, Inc.

Director of:                           American Artists Limited, Inc.

                                       American Artists, Inc.

                                       Boston Playhouse Realty, Inc.

                                       Boylston Street Theatre Corp.

                                       Broadway Series Associates, Inc.

                                       Broadway Series Management Group, Inc.

                                       DiCesare-Engler, Inc.

                                       DiCesare-Engler Promotions, Inc.

                                       Eagle Eye Entertainment USA Inc.

                                       Entertainment Performing Arts, Inc.

                                       Festival Productions, Inc.

                                       Magicworks Entertainment Incorporated

                                       Melody Tent and Amphitheater, Inc.

                                       TAP Productions, Inc.

                                       Ticket Service Inc.

                                       Tremont Street Theatre Corporation
                                         II, Inc.

                                       Warrenton Street Theatre Corp.

                                       Old PCI, Inc.

                                       PACE AEP Acquisition, Inc.

                                       PACE Amphitheater Management, Inc.

                                       PACE Amphitheatres, Inc.

                                       PACE Bayou Place, Inc.

                                       PACE Communications, Inc.

                                       PACE Concerts GP, Inc.

                                       PACE Concerts, Ltd.

                                       PACE Entertainment Corporation

                                       PACE Entertainment GP Corp.

                                       PACE Entertainment Group, Ltd.

                                       PACE Milton Keynes, Inc.

                                       PACE Motor Sports, Inc.

                                       PACE Music Group, Inc.

                                       PACE Productions, Inc.

                                       PACE Theatrical Group, Inc.

                                       PACE Touring, Inc.

                                       PACE U.K. Holding Corporation

                                       PEC Inc.

                                       PTG-Florida, Inc.

                                       SFX Entertainment, Inc.

                                       SM/PACE, Inc.

                                       Touring Productions, Inc.

                                       Tuneful Company, Inc.


President, Chief Executive Officer,
Director and principal executive
officer of:                            Concerts, Inc.


President and principal executive,
financial and accounting officer of:   PACE (UK)


Dated:  February 12, 1999              /s/ Brian Becker
                                       ----------------------------------------
                                       Brian Becker